MARATHON BANCORP
                           11150 W. OLYMPIC BOULEVARD
                          LOS ANGELES, CALIFORNIA 90064

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 17, 2000

TO  OUR  SHAREHOLDERS:

The 2000 Annual Meeting of Shareholders of Marathon Bancorp will be held at the Bancorp's main office located at 11150 W. Olympic Boulevard, Los Angeles,
California,  on  Monday,  April  17,  2000  at  4:00  p.m.  local  time.

At  the  meeting,  we  will  ask  you  to  act  on  the  following  matters:

1.     ELECTION  OF  DIRECTORS  To  elect  seven  (7)  persons  to  the board of
       -----------------------
directors to serve until the next annual meeting. The following persons are nominees:

       Robert  J.  Abernethy                  Robert  Oltman
       Craig  D.  Collette                    Ann  Pappas
       Frank  Jobe,  M.D.                     Nick  Patsaouras
       C. Thomas  Mallos

2.     OTHER  BUSINESS  To  transact  such  other  business as may properly come
       ---------------
before  the  meeting  or  any  adjournment  thereof.

If you were a shareholder of record at the close of business on March 6, 2000 you may vote at the meeting or at any postponement or adjournment of the meeting.


     BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

/s/                                      Robert  L.  Oltman
March  06,  2000                         Robert  L.  Oltman,  Secretary

     PROXY  STATEMENT  FOR
     MARATHON  BANCORP


This Proxy Statement contains information on the 2000 Annual Meeting of Shareholders of Marathon Bancorp to be held at its offices located at 11150 W. Olympic Boulevard, Los Angeles, California, on Monday, April 17, 2000 at 4:00 p.m., and at any and all adjournments of the meeting.

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY  DID  YOU  SEND  ME  THIS  PROXY  STATEMENT?

We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors is soliciting your vote at the 2000 Annual Meeting of the Shareholders.

This Proxy Statement summarizes the information you need to know to cast an informed vote at the meeting. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We will begin sending this Proxy Statement, Notice of Annual Meeting and the enclosed proxy card on or about March 23, 2000 to all shareholders entitled to vote. The record date for those entitled to vote is March 6, 2000. On March 6, 2000 there were 3,837,019 shares of our common stock outstanding. The common stock is our only class of stock outstanding. We are also sending our Annual Report for the year ended December 31, 1999 along with this Proxy Statement. The Annual Report is not to be deemed a part of the material for the solicitation of proxies.

HOW  DO  I  VOTE  BY  PROXY?

Whether your plan to attend the meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the meeting and vote.

If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

     "FOR"  THE  ELECTION  OF  ALL  SEVEN  NOMINEES  FOR  DIRECTOR

If any other matter is presented, your proxy will vote in accordance with the recommendation of the Board of Directors, or, if no recommendation is given, in their own discretion. At the time this Proxy Statement went to press, we knew of no matters that needed to be acted on at the meeting, other than those discussed in this Proxy Statement.

HOW  MANY  VOTES  DO  I  HAVE?

Each share of common stock entitles you to one vote. The proxy card indicates the number of shares of common stock that you own. However, in the election of directors, you are entitled to cumulate your votes if you are present at the meeting, the nominee's(s') name(s) have properly been placed in nomination, and you have given notice at the meeting prior to the actual voting of your intention to vote your shares cumulatively. Cumulative voting allows you to give one nominee as many votes as is equal to the number of directors to be elected, multiplied by the number of shares you own, or to distribute your votes in the same fashion between two or more nominees. The return of an executed proxy grants the Board of Directors the discretionary authority to also cumulate votes.

CAN  I  CHANGE  MY  VOTE  AFTER  I  RETURN  MY  PROXY  CARD?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised if you file with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

HOW  DO  I  VOTE  IN  PERSON?

If you plan to attend the meeting and vote in person, we will provide a ballot form when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a proxy card and letter from the nominee authorizing you to vote the shares and indicating that you are the beneficial owner of the shares on March 6, 2000, the record date for voting.

WHAT  CONSTITUTES  A  QUORUM?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the conduct of business at the meeting. Proxies which are marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting.

WHAT  VOTE  IS  REQUIRED  FOR  EACH  PROPOSAL?

The seven nominees for director who receive the most votes will be elected. So, if you do not vote for a particular nominee or you indicate "withhold authority to vote" for a particular nominee on your proxy card, your vote will not count either "for" or "against" the nominee.

WHAT  ARE  THE  COSTS  OF  SOLICITATION  OF  PROXIES?

We will bear the costs of this solicitation, including the expense of preparing, assembling, printing and mailing this Proxy Statement and the material used in this solicitation of proxies. The proxies will be solicited principally through the mails, but directors, officers and regular employees of the Company may solicit proxies personally or by telephone. Although there is no formal agreement to do so, we may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expense in forwarding these proxy materials to their principals. In addition, we may pay for and utilize the services of individuals or companies that are not regularly employed in connection with the solicitation of proxies.

                                 STOCK OWNERSHIP

WHO  ARE  THE  LARGEST  OWNERS  OF  THE  COMPANY'S  STOCK?

The following table shows the beneficial ownership of common stock as of March 6, 2000 by each person we know to be the beneficial owner of more than five percent of the outstanding shares of common stock. "Beneficial ownership" is a technical term broadly defined by the Securities and Exchange Commission to mean more than ownership in the usual sense. So, for example, you beneficially own the Company's common stock not only if you hold it directly, but also if you indirectly, through a relationship, contract or understanding, have, or share, the power to vote the stock, to sell it or you have the right to acquire it within 60 days of March 6, 2000:



                                                          Number of  Percent of
Name                                                         Shares     Class
-------------------------------------                     ---------     -----

Oppenheimer-Spence Financial Services                     224,897(1)     5.9
    Partnership LP.

Robert L. Oltman                                          200,857(2)     5.1


(1) Based on a Schedule 13D/A filed with the Securities and Exchange Commission on September 12, 1997. The address of this beneficial owner is 119
West  57th  Street,  New  York,  NY  10019.
(2)     Includes  9,935  shares  acquirable  by  the  exercise of stock options.

HOW  MUCH  STOCK  DO  OUR  DIRECTORS  AND  OFFICERS  OWN?

                                                Common Stock Beneficially Owned as of
                                                            March 6, 2000
                                                   --------------------------------
                                                    Number of          Percent of
Name of Beneficial Owner                             Shares              Class
-----------------------------------                  ------            ---------

Directors and Named Executive Officers:
--------------------------------------------------
Nikolas Patsaouras                                   50,693(1)             1.3
Robert J. Abernethy                                 115,234(2)             2.9
Craig D. Collette                                    73,723(3)             1.9
Frank W. Jobe, M.D.                                  80,188(4)             2.0
C. Thomas Mallos                                     57,813(5)             1.5
Robert L. Oltman                                    200,857(6)             5.1
Ann Pappas                                           69,946(7)             1.8
Timothy J. Herles                                    19,533(8)             0.5
Howard J. Stanke                                     18,500(9)             0.5
Adrienne Caldwell                                    11,789(10)            0.3
Total for all directors, named executive officers
and all executive officers (numbering 10)           698,276(11)           17.8



(1) Mr. Patsaouras has shared voting and investment powers as to 37,500 of these shares. The amount includes 12,783 shares acquirable by exercise of stock options.
(2) The amount includes 7,935 shares acquirable by exercise of stock options.

(3) Mr. Collette has shared voting and investment powers as to 72,723 shares. The amount includes 1,000 shares acquirable by exercise of stock options.

(4) The amount includes 5,998 shares acquirable by exercise of stock options.

(5) Mr. Mallos has shared voting and investment powers as to 45,108 of these shares. The amount includes 9,935 shares acquirable by exercise of stock options.

(6) Mr. Oltman has shared voting and investment powers as to 179,424 of these shares. The amount includes 9,935 shares acquirable by exercise of stock options. His address is c/o Marathon Bancorp, 11150 West Olympic Boulevard, Los Angeles, California 90064.

(7) Ms. Pappas has shared voting and investment powers as to 59,896 of these shares. The amount includes 9,935 shares acquirable by exercise of stock options.

(8) Mr. Herles has shared voting and investment powers as to 1,184 of these shares. The amount includes 18,349 shares acquirable by exercise of stock options.

(9)     Mr.  Stanke has shared voting and investment powers as to 18,500 shares.

(10)     These  shares  are  acquirable  by  exercise  of  stock  options.

(11) This amount includes 93,659 shares acquirable by exercise of stock options within 60 days of March 06, 2000.


DID DIRECTORS AND OFFICERS COMPLY WITH THEIR SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE REQUIREMENTS IN 1999?

Section 16(a) of the Securities and Exchange Act of 1934 requires our executive officers and directors, and persons who own more than ten percent of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). The SEC requires executive officers directors and greater than ten-percent shareholders to furnish to us copies of all Section 16(a) forms they file.

Based solely on our review of these reports and of certifications furnished to us, we believe that during the fiscal year ended December 31, 1999 all executive officers, directors and greater than ten-percent beneficial owners complied with all applicable Section 16 (a) filing requirements.


DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD OF DIRECTORS
     PROPOSAL  1:
     ELECTION  OF  DIRECTORS

WHAT  DO  THE  BYLAWS  SAY  ABOUT  THE  ELECTION  OF  DIRECTORS?

The Company's Bylaws presently provide that the number of directors of the Company shall not be less than seven (7) nor more than twelve (12) until changed by an amendment to the Bylaws adopted by the Company's shareholders. The Bylaws further provide that the exact number of directors shall be seven (7) until changed by a Bylaw or Bylaw amendment duly adopted by the Company's shareholders or board of directors.

We have nominated seven directors for election at the annual meeting, which is the number of slots fixed for the election of directors.

We will nominate the persons named below, all of whom are present members of the Board of Directors of the Company, for election to serve until the 2000 Annual Meeting of Shareholders. Each of these persons is also a member of the Board of Directors of our subsidiary Marathon National Bank. The Board will cast its votes to effect the election of these nominees. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board.
Nominations  may  be  made  by  shareholders  at  the  meeting.

The following table sets forth as of March 6, 2000, the names of, and certain information concerning, the persons nominated by the board of directors for election as directors of the Company.



THE  NOMINEES


                                             Year First
  Name and Title                             Appointed       Principal Occupation
 Other than Director                 Age      Director      During Past Five Years
------------------------             ---      ----------   -------------------------
Nikolas Patsaouras
Chairman                              56        1982        President of Patsaouras & Associates
                                                            (consulting engineers).

Robert J. Abernethy                   60        1983        President, American Standard Development Co.

Craig D. Collette
President & CEO                       57        1997        President and Chief Executive Officer of the
                                                            Company and the Bank.  Former President and
                                                            Chief Operating Officer of TransWorld Bank
                                                            from June 1996 to January 1997, and former
                                                            President and Chief Executive Officer of
                                                            Landmark Bank from January 1979 to April 1996.

Frank W. Jobe, M.D.                   74        1985        Orthopedic Surgeon

C. Thomas Mallos                      63        1982        President, C. Thomas Mallos, Accountancy Corp.

Robert L. Oltman                      62        1982        President, Oltman Management Company.

Ann Pappas                            71        1982        Restaurateur.

All of the nominees have served as members of the Company's board of directors during the past year. Mr. Abernethy is a director of Public Storage Inc. which also is a public company registered with the Securities and Exchange Commission.

                      THE BOARD OF DIRECTORS AND COMMITTEES

The Company's board of directors held twelve (12) meetings during 1999. None of the directors attended less than 75 percent of all board of directors meetings and committee meetings (of which they were a member) that were held in 1999, except for Dr. Jobe who attended one meeting. There were no standing committees of the Company's board of directors. In 1999, the Bank had a standing Audit Committee, Executive and Compensation Committee and Loan Committee

THE  AUDIT  COMMITTEE

The Bank's Audit Committee, which consisted of Thomas Mallos (chairman) and Messrs. Patsaouras, Oltman and Ms. Pappas, met four times during 1999. The purpose of the Audit Committee is to direct the activities of the external auditors of the Bank to fulfill the legal and technical requirements necessary to adequately protect the shareholders, directors and employees. The Audit Committee also recommends to the Board of Directors the appointment of independent accountants and reviews the findings and recommendations from all the external auditors.

THE  EXECUTIVE  AND  COMPENSATION  COMMITTEE

The Bank's Executive and Compensation Committee, which consisted of Mr. Patsaouras (chairman) and Messrs. Abernethy, Mallos, Oltman and Ms. Pappas, met once in 1999. The Executive and Compensation Committee reviews and approves compensation arrangements of the Bank's senior officers and reviews staff compensation and benefits.

THE  LOAN  COMMITTEE

The  Bank's  Loan  Committee,  which  consists  of  Messrs. Collette (Chairman),
Patsaouras, Herles, Mallos, Oltman and Ms. Pappas meet weekly to review and approve loan requests.

                               EXECUTIVE OFFICERS

The following table provides certain information as of March 06, 2000 (except as otherwise disclosed) regarding the executive officers of the Company and the Bank, other than Mr. Collette, whose information is provided in the table above.



                                             Principal Occupation
           Name            Age              During Past Five Years
---------------------     ----  ----------------------------------------------------------------------
Timothy J. Herles          58    Executive Vice President/Senior Credit Officer of the Bank since 1982.

Adrienne Caldwell          57    Executive Vice President/Chief Operations Administrator of the Bank
                                 since 1990.

Howard J. Stanke           51    Executive Vice President/Chief Financial Officer of the Company and
                                 Bank effective June 9, 1997.  Mr. Stanke was previously Executive Vice
                                 President/Chief Financial Officer of TransWorld Bancorp and TransWorld
                                 Bank since 1980 and was with TransWorld Bancorp and Bank from 1978 to
                                 May 1997.



                             EXECUTIVE COMPENSATION

HOW  DO  WE  COMPENSATE  EXECUTIVE  OFFICERS?

The following table sets forth certain summary compensation information for the Company's and the Bank's Chief Executive Officer and each executive officer whose total annual salary and bonus exceeded $100,000 (the "Named Executives") for the fiscal year ended December 31,1999.

     SUMMARY  COMPENSATION  TABLE
     ----------------------------



                                                                             Long Term Compensation
                                                                         ------------------------------
 Annual Compensation                                                            Awards         Payouts
---------------------------------                                        --------------------  --------

 (a)                                 (b)     (c)      (d)        (e)         (f)        (g)       (h)          (i)
---------------------------------  -----  ---------  -------  ---------  ---------  ---------  --------  -----------

                                                              Other
                                                              Annual     Restricted                        All Other
 Name and                                                     Compen-    Stock        Options/     LTIP     Compen-
 Principal                                Salary     Bonus    sation     Award(s)      SARs       Payouts   sation
 Position                          Year     ($)       ($)     ($)(1)      ($)           (#)         ($)       ($)
---------------------------------  -----  ---------  -------  ---------  ----------  ---------  --------  -----------

Craig D. Collette(3)
President and
Chief Executive Officer
of the Company and the Bank         1999  $ 173,102  $     0  $  8,400            0     11,000         0  $ 72,069(2)
                                    1998  $ 171,602  $     0  $  8,400            0      5,000         0  $    5,199
                                    1997  $ 160,714  $     0  $  7,700            0     30,000         0  $    1,238
                                   -----  ---------  -------  ---------  ----------  ---------  --------  -----------
Timothy J. Herles
Executive Vice President and
Chief Credit Officer of the Bank    1999  $ 104,304  $ 4,000  $  8,400             0      8,000         0  $    4,539
                                    1998  $ 101,089  $     0  $  8,400             0     34,184         0  $    4,177
                                    1997  $  96,372  $     0  $  8,400             0     15,000         0  $    2,525
                                   -----  ---------  -------  ---------  -----------  ---------  --------  -----------
Howard J. Stanke
Executive Vice President and
Chief Financial Officer of the
Company and Bank(4)                 1999  $  94,682  $ 4,000  $  7,200             0      8,000         0  $    3,168
                                    1998  $  88,409  $     0  $  7,200             0          0         0  $    2,852
                                    1997  $  49,803  $     0  $  4,200             0     15,000         0  $      304
                                   -----  ---------  -------  ---------  -----------  ---------  --------  -----------

(1)     These  amounts  represent  the  automobile  allowance.
(2) This amount includes $66,870 of vested benefits in Mr. Collette's salary continuation plan.
(3)     Mr.  Collette  commenced  employment  on  January  22,  1997.
(4)     Mr.  Stanke  commenced  employment  on  June  1,  1997

     The following table presents information with respect to stock options to purchase shares of the Company's common stock granted during the fiscal year ended December 31, 1999 to any of the Company's Named Executives.

     OPTION/SAR  GRANTS  TABLE
     -------------------------
     OPTION/SAR  GRANTS  IN  LAST  FISCAL  YEAR

 Individual Grants
--------------------------------------------------------------------------------------------
           (a)            (b)                       (c)            (d)              (e)
--------------------------------------------------------------------------------------------
                                                 % of Total
                       Number of Securities     Options/SARs
                           Underlying             Granted to     Exercise or
                          Options/SARs           Employees in     Base Price     Expiration
          Name           Granted (#)(1)           Fiscal Year     ($/Share)         Date
---------------------------------------------------------------------------------------------
                           6,000                    7.2%          $2.90          12/27/2009
Craig D. Collette          5,000                    6.0%          $2.61          01/19/2009
---------------------------------------------------------------------------------------------
                           3,000                    3.6%          $2.90          12/27/2009
Timothy Herles             5,000                    6.0%          $2.96          07/19/2009
---------------------------------------------------------------------------------------------
                           3,000                    3.6%          $2.90          12/27/2009
Howard J. Stanke           5,000                    6.0%          $2.96          07/19/2009
---------------------------------------------------------------------------------------------
(1)     The stock options are incentive stock options as provided in Section 422 of the
        Internal Revenue Code.  The vesting of the stock options is in equal installments of
        20% per year from the date of the option grant.


The following table provides information with respect to the Named Executives concerning the exercise of options during the fiscal year ended December 31, 1999, and unexercised options held by the Named Executives as of December 31, 1999.



     OPTION/SAR  EXERCISES  AND  YEAR-END  VALUE  TABLE
     --------------------------------------------------
     AGGREGATED  OPTION/SAR  EXERCISES  IN  LAST  FISCAL  YEAR  AND  YEAR-END  OPTION/SAR  VALUE

 (a)                                (b)               (c)                 (d)                     (e)
------------------  -------------------  ----------------  ------------------  ----------------------
                                                           Number of           Value of Unexercised
                                                           Unexercised         In-the-Money
                                                           Options/SARs at     Options/SARs at
                                                           Year-End (#)        Year-End ($)
                    Shares Acquired on   Value Realized    Exercisable/        Exercisable/
 Name               Exercise (#)                      ($)  Unexercisable       Unexercisable
------------------  -------------------  ----------------  ------------------  ----------------------
Craig D. Collette                 6,000  $            372   1,000 / 34,000(1)  $         0 / 7,473(1)
------------------  -------------------  ----------------  ------------------  ----------------------
Timothy J. Herles                     0               N/A  18,349 / 44,347(1)  $         0 /   111(1)
------------------  -------------------  ----------------  ------------------  ----------------------
Howard J. Stanke                  3,000  $          1,125      0 /  23,000(1)  $         0 / 4,044(1)
------------------  -------------------  ----------------  ------------------  ----------------------

N/A  -  means  not  applicable.
(1)  Options  only.
(2)  Value of unexercised options is the difference between the fair market value  of  the  common stock  underlying  the  options  and  the  exercise price of the grant at fiscal year-end, respectively.


EMPLOYMENT  AGREEMENTS

The Company and the Bank have employment agreements with Mr. Craig D. Collette and Mr. Howard J. Stanke. Mr. Collette's employment agreement provides that he shall is to serve for a term of five years commencing January 15, 1997 as the President and Chief Executive Officer of the Company and the Bank. The base annual salary for Mr. Collette is $170,000 per year, with increases to be determined at the discretion of the Boards of Directors of the Bank and the Company. The agreement provides Mr. Collette with four weeks vacation, health, disability and life insurance benefits, $700 per month for car allowance, stock options to acquire 30,000 shares of Common Stock with vesting at 20% per year (which were granted in 1997), salary continuation benefits as described below, and indemnification for certain matters incurred in connection with his actions which arose out of and was within the scope of his employment. If the Company and the Bank terminate Mr. Collette without cause, Mr. Collette shall be entitled to (i) two years then base salary in a lump sum at the time of termination, and (ii) continuation of insurance benefits for 24 months. Upon any merger or consolidation where the Company and the Bank are not the surviving or resulting corporations, or upon any transfer of all or substantially all of the assets of the Company and the Bank, and Mr. Collette is not retained for the remaining term of the agreement in a comparable position of the resulting corporation, Mr. Collette shall be paid two years of his then base salary in a lump sum within ten days of such termination.

Mr. Stanke's employment agreement provides that Mr. Stanke shall serve for a term of five years commencing June 1, 1997 as the Executive Vice-President and Chief Financial Officer of the Company and the Bank. The base annual salary for Mr. Stanke is $85,000 per year, with increases to be determined at the discretion of the Boards of Directors of the Bank and the Company. The agreement provides Mr. Stanke with four weeks vacation, health, disability and life insurance benefits, $600 per month for car allowance, stock options to acquire 15,000 shares of Common Stock with vesting at 20% per year (which were granted in 1997), and indemnification for certain matters incurred in connection with his actions which arose out of and was within the scope of his employment. If the Company and the Bank terminate Mr. Stanke without cause, Mr. Stanke shall be entitled to (i) one years then base salary in a lump sum at the time of termination, and (ii) continuation of insurance benefits for 24 months. Upon any merger or consolidation where the Company and the Bank are not the surviving or resulting corporations, or upon any transfer of all or substantially all of the assets of the Company and the Bank, and Mr. Stanke not be retained for the remaining term of the agreement in a comparable position of the resulting corporation, Mr. Stanke shall be paid the greater of one year of his then base salary or the negotiated severance payment for change of control in a lump sum within ten days of such termination.

SALARY  CONTINUATION  PLAN  FOR  EXECUTIVE  OFFICERS

On January 16, 1998, the Bank and Mr. Collette entered into a salary continuation agreement to provide salary continuation benefits to Mr. Collette. If Mr. Collette continues in the employ of the Bank until age 65 ("Retirement Age"), he will receive from the Bank under the salary continuation agreement $150,000 per year for 10 years beginning at his reaching Retirement Age. In the event Mr. Collette terminates employment due to disability prior to age 65, he will receive the salary continuation benefits in the amount of $150,000 per year for 10 years beginning at his reaching Retirement Age. In the event Mr. Collette dies while actively employed by the Bank prior to reaching Retirement Age, his beneficiary will receive from the Bank benefits in the amount of $150,000 per year for 10 years beginning with the month following his death or the total benefit value in a lump sum 30 days following his death at the choice of the beneficiary. In the event of termination without cause Mr. Collette shall receive a benefit amount of $150,000 to be paid each year for 10 years beginning at Retirement Age. In the event of termination due to early retirement or voluntary termination other than a change of control, Mr. Collette shall receive an annual benefit amount beginning after Retirement Age for 10 years that is based on his years of service with the Bank and subject to a maximum annual benefit amount of $150,000 per year. In the event of a change in control of the Bank while Mr. Collette is in active service with the Bank, he will receive beginning on the first day of the month following the consummation of the change in control $150,000 per year for 10 years. In the event Mr. Collette is terminated for cause he will forfeit any benefits from the salary continuation agreement.

On January 1, 2000 the Bank entered into salary continuation agreements with Mrs. Caldwell, Mr. Herles and Mr. Stanke to provide salary continuation benefits to them. If they continue in the employ of the Bank until retirement, they will receive from the Bank under the salary continuation agreement $50,000 for each year they have been vested to be paid out at a rate of 10% per year for 10 years beginning at their reaching retirement age. They will vest 10% each year the Company achieves a 1% return on assets and a 10% return on equity. In the event they terminate employment due to disability prior to retirement age, they will receive the salary continuation benefits in their vested amount of $50,000 per year for 10 years beginning the month after termination of employment. In the event they die while actively employed by the Bank prior to reaching retirement age, their beneficiaries will receive from the Bank benefits in the amount of $50,000 per year for 10 years beginning with the month following their death or the total benefit value in a lump sum 30 days following their death at the choice of the beneficiary. In the event of early termination due to involuntary termination, early retirement or voluntary termination other than a change of control, they shall receive an annual benefit amount beginning after retirement age for 10 years that is based on their vested years of service with the Bank and subject to a maximum annual benefit amount of $50,000 per year. In the event of a change in control of the Bank while they are in active service with the Bank, they will receive beginning on the first day of the month following termination of employment $50,000 per year for 10 years. In the event they are terminated for cause they will forfeit any benefits from the salary continuation agreement.


HOW  DO  WE  COMPENSATE  DIRECTORS?

The Company pays no directors fees. Each director of the Bank, including Mr. Collette, receives $350 per meeting for his or her attendance at all regular or special meetings of the Bank Each non-employee director also receives $25 per committee meeting of the Bank. The maximum a Bank director (other than the Chairman) may receive for attendance at the Bank's board and committee meetings is $500 per month. The Chairman receives additional directors fees of $1,500 per month from the Bank with a maximum of directors fees of $2,000 per month. In addition, the Bank pays for some of the directors' insurance premiums for medical, dental and vision coverage and for all of the directors basic and voluntary life insurance premiums. The total amount the Bank paid on behalf of its directors pursuant to these benefits was $37,175 in 1999.

During 1999, non-qualified stock options were granted to directors at a price of $2.90 per share to expire on December 27, 2009. Options were granted for 5,000 shares each to the following directors Nikolas Patsaouras, Robert Abernethy, Frank Jobe, C. Thomas Mallos, Robert Oltman and Ann Pappas . The options were granted pursuant to the Company's 1998 Stock Option Plan and vest in equal installments over a five-year period.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

Some of the Company's directors and executive officers and their immediate families as well as the companies with which they are associated are customers of, or have had banking transactions with, the Bank in the ordinary course of the Bank's business, and the Bank expects to have banking transactions with such persons in the future. In management's opinion, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and, in the opinion of management, did not involve more than a normal risk of collectability or present other unfavorable features.

WHO  ARE  THE  INDEPENDENT  ACCOUNTANTS  WE  HAVE  ENGAGED?

The firm of Vavrinek, Trine, Day & Co. LLP served as independent public accountants for the Company and the Bank through the year 1999 and has been selected to be the Company's independent public accountants for the year 2000. All services rendered were approved by the Company's board of directors, which has determined the firm of Vavrinek, Trine, Day & Co. LLP to be independent. It is expected that one or more representatives of Vavrinek, Trine, Day & Co. LLP will be present at the Meeting and will be given the opportunity to make a statement, if desired, and to respond to appropriate questions.

     SHAREHOLDER  PROPOSALS

Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. Any such proposal to be included in the Proxy Statement for the Company's 2001 Annual Meeting of Shareholders must be submitted by a shareholder prior to November 23, 2000 in a form that complies with applicable regulations.

In addition, in the event a shareholder proposal is not submitted to the Company prior to February 6, 2001, the proxy to be solicited for by the Board of Directors for the 2001 Annual Meeting of Shareholders will confer authority to the holders of the proxy to vote the shares in accordance with their best judgment and discretion, if the proposal is presented at the 2001 Annual Meeting of Shareholders, without any discussion of the proposal in the proxy statement for such meeting.

     OTHER  MATTERS

Management does not know of any matters to be presented at the Meeting other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy as proxyholders to vote the shares represented by the Proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the Proxy.

     MARATHON  BANCORP


/s/                          Robert  L.  Oltman

Dated:  March  06,  2000     Robert  L.  Oltman,  Secretary

The Annual Report to Shareholders for the fiscal year ended December 31, 1999 is being mailed concurrently to the Company's shareholders. The Company's Annual Report contains the consolidated financial statements of the Company and its subsidiary.

A COPY OF THE COMPANY'S 1999 ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K WILL BE PROVIDED TO THE COMPANY'S SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO THE SECRETARY, MARATHON BANCORP, 11150 W. OLYMPIC BOULEVARD, LOS ANGELES, CALIFORNIA 90064.